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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment No. 1 to Form S-1 Registration Statement for Jones International Networks, Ltd.

                                                     /s/ ARTHUR ANDERSEN LLP
                                                     -----------------------
                                                         ARTHUR ANDERSEN LLP

Denver, Colorado
January 10, 1997